Exhibit 99.1 Investor Day December 2019Exhibit 99.1 Investor Day December 2019

Forward Looking Statements & Non-GAAP Disclaimer The following information may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerningColfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could causeColfax’s results to differ materially from current expectations include, but are not limited to factors detailed inColfax’s reports filed with the U.S. Securities and Exchange Commission including its 2018 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended September 27, 2019 under the caption“Risk Factors.” In addition, these statements are based on a number of assumptions that are subject to change. These materials speak only as of the date hereof. Colfax disclaims any duty to update the information herein, except as required by law. Colfax has provided in this presentation financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted EBITA, (earnings before interest, taxes and amortization), adjusted EBITDA, and core or organic sales growth (decline). Colfax also provides adjusted EBITA and EBITDA and core or organic sales growth (decline) on a segment basis. • Adjusted net income from continuing operations represents net income (loss) from continuing operations attributable to Colfax excluding restructuring and other related charges, pension settlement loss, debt extinguishment charges, acquisition-related amortization and other non-cash charges, and strategic transaction costs. The effective tax rates used to calculate adjusted net income and adjusted net income per share were 26.2% for the three months ended September 27, 2019 and 32.5% for the three months ended September 28, 2018. Adjusted net income per share represents adjusted net income as defined above divided by the weighted-average diluted shares outstanding. • Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, pension settlement loss, acquisition-related amortization and other non-cash charges, and strategic transaction costs, as well as provision (benefit) for income taxes, and interest expense, net. Adjusted EBITDA incrementally excludes depreciation and other amortization. We also present Adjusted EBITA margin and Adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITA and Adjusted EBITDA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) and adjusted EBITDA (and adjusted EBITDA margin) on a segment basis, where it excludes the impact of strategic transaction costs, and acquisition-related amortization and other non-cash charges. Adjusted EBITDA (and adjusted EBITDA margin) on a segment basis is subject to the same adjustments as Adjusted EBITA and also excludes depreciation and other amortization. • Core or organic sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of Colfax. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that Colfax uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the appendix to this presentation. In this presentation, Colfax presents forward-looking guidance regarding adjusted net income per share, adjusted EBITA margin, core and organic sales growth (decline) and free cash flow. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate these measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part ofColfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis. 2Forward Looking Statements & Non-GAAP Disclaimer The following information may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerningColfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could causeColfax’s results to differ materially from current expectations include, but are not limited to factors detailed inColfax’s reports filed with the U.S. Securities and Exchange Commission including its 2018 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended September 27, 2019 under the caption“Risk Factors.” In addition, these statements are based on a number of assumptions that are subject to change. These materials speak only as of the date hereof. Colfax disclaims any duty to update the information herein, except as required by law. Colfax has provided in this presentation financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted EBITA, (earnings before interest, taxes and amortization), adjusted EBITDA, and core or organic sales growth (decline). Colfax also provides adjusted EBITA and EBITDA and core or organic sales growth (decline) on a segment basis. • Adjusted net income from continuing operations represents net income (loss) from continuing operations attributable to Colfax excluding restructuring and other related charges, pension settlement loss, debt extinguishment charges, acquisition-related amortization and other non-cash charges, and strategic transaction costs. The effective tax rates used to calculate adjusted net income and adjusted net income per share were 26.2% for the three months ended September 27, 2019 and 32.5% for the three months ended September 28, 2018. Adjusted net income per share represents adjusted net income as defined above divided by the weighted-average diluted shares outstanding. • Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, pension settlement loss, acquisition-related amortization and other non-cash charges, and strategic transaction costs, as well as provision (benefit) for income taxes, and interest expense, net. Adjusted EBITDA incrementally excludes depreciation and other amortization. We also present Adjusted EBITA margin and Adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITA and Adjusted EBITDA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) and adjusted EBITDA (and adjusted EBITDA margin) on a segment basis, where it excludes the impact of strategic transaction costs, and acquisition-related amortization and other non-cash charges. Adjusted EBITDA (and adjusted EBITDA margin) on a segment basis is subject to the same adjustments as Adjusted EBITA and also excludes depreciation and other amortization. • Core or organic sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of Colfax. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that Colfax uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the appendix to this presentation. In this presentation, Colfax presents forward-looking guidance regarding adjusted net income per share, adjusted EBITA margin, core and organic sales growth (decline) and free cash flow. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate these measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part ofColfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis. 2

Agenda

9:00 AM	Colfax Portfolio Progress & Strategy	Matt Trerotola
9:25 AM	ESAB Overview, Strategy and Platform Progress	Shyam Kambeyanda
9:50 AM	DJO Overview, Strategy and Platform Progress	Brady Shirley
10:25 AM	Colfax Financial Update & Guidance	Chris Hix
10:40 AM	Q&A	
11:00 AM	DJO Breakout Sessions	DJO Team
12:15 PM	Lunch	

colfax 3

Colfax Portfolio Progress and Strategy Matt Trerotola | President & CEO 4Colfax Portfolio Progress and Strategy Matt Trerotola | President & CEO 4

What You’ll Hear Today Powerful strategy, proven capabilities ▪ ESAB journey evidence of successful strategy over time ▪ DJO early progress encouraging Portfolio transformation complete ▪ Reshaped portfolio with higher margins, faster growth, less cyclicality ▪ Broader set of investment paths, significant bolt-on runway Exciting outlook for next year and beyond ▪ Top-tier performance in Fab Tech ▪ Path to market-leading growth in Med Tech 5What You’ll Hear Today Powerful strategy, proven capabilities ▪ ESAB journey evidence of successful strategy over time ▪ DJO early progress encouraging Portfolio transformation complete ▪ Reshaped portfolio with higher margins, faster growth, less cyclicality ▪ Broader set of investment paths, significant bolt-on runway Exciting outlook for next year and beyond ▪ Top-tier performance in Fab Tech ▪ Path to market-leading growth in Med Tech 5

Strategy to Create Shareholder Value What we are Multi-platform enterprise of market-leading businesses What we do Compound value by continuously improving our businesses and investing in acquisitions & innovation to build-out our platforms Leverage our business system to drive sustainable process improvements in everything we do Shape our portfolio to further improve organic growth and gross margins 6Strategy to Create Shareholder Value What we are Multi-platform enterprise of market-leading businesses What we do Compound value by continuously improving our businesses and investing in acquisitions & innovation to build-out our platforms Leverage our business system to drive sustainable process improvements in everything we do Shape our portfolio to further improve organic growth and gross margins 6

Transforming The Colfax Portfolio

2017-2019: Transformation

- DJO Global acquired, $1.2B revenue
- Divested Fluid Handling and Air & Gas Handling (~$2B revenue)

2020+: Diversified Tech Growth

- Grow existing businesses
- Accelerate growth with strategic add-ons



~$3.5bn sales[1]
Fabrication Technology
Air & Gas Handling
Fluid Handling
Colfax 2017
Medical Technology
Fabrication Technology
Air & Gas Handling
Colfax 2019
Medical Technology
Fabrication Technology
Colfax Future
DJO
ESAB

Transformation complete; moving to aggressively grow Med Tech and Fab Tech

(1) Estimate for Continuing Operations full year 2019 pro forma for acquisition of DJO; does not include Air & Gas Handling in the period colfax 7

Stronger Portfolio With Greater Upside ▪ Recurring, run-rate businesses ▪ A global fab tech ▪ Med Tech business ▪ Focus on innovation technology leader with steady secular ▪ Continuous growth drivers ▪ Exposure to improvement with CBS faster-growing ▪ Significant CBS developing ▪ Consistent cash flow runway markets ▪ Many acquisition opportunities Two businesses with significant opportunities for profitable growth 8Stronger Portfolio With Greater Upside ▪ Recurring, run-rate businesses ▪ A global fab tech ▪ Med Tech business ▪ Focus on innovation technology leader with steady secular ▪ Continuous growth drivers ▪ Exposure to improvement with CBS faster-growing ▪ Significant CBS developing ▪ Consistent cash flow runway markets ▪ Many acquisition opportunities Two businesses with significant opportunities for profitable growth 8

The Power Of The New Colfax Portfolio

Market-leading positions in diverse & attractive markets / applications


EU
US
ROW


Fab Tech
Med Tech

Better organic growth with lower cyclicality (revenues and cash flow)

> 90% Sales from recurring, run-rate products

> 90% Expected FCF conversion in 2020

Structurally higher margins with meaningful upside

> 40% Gross margins with industry-defining products and brands

> 55% Gross margins in Med Tech

Note: Top charts represent geographic & platform revenue estimates for 2019 pro forma for acquisition of DJO colfax 9

Proven Corporate Value Proposition Attract, Focus, Deploy CBS Values, Shape and Invest in Disciplined Capital Develop, and Processes, and Winning Strategies Allocation and Empower Talent Capabilities and Innovation Deployment A proven, repeatable approach to driving strong, consistent results 10Proven Corporate Value Proposition Attract, Focus, Deploy CBS Values, Shape and Invest in Disciplined Capital Develop, and Processes, and Winning Strategies Allocation and Empower Talent Capabilities and Innovation Deployment A proven, repeatable approach to driving strong, consistent results 10

Strong Focus On Talent Development

Our Culture

PURPOSE
What we do for the world

Creating better together.

VALUES
What we believe

Continuous improvement is our way of life.

BEHAVIORS
How we work

- *Thoughtful Speed*
- *Transparent Accountability*
- *Focused Curiosity*
- *Collaborative Empowerment*
- *Positive Competition*

Our Talent Imperatives

1. **Outstanding Talent**
   CBS-capable GMs and ops leaders; business-minded functional leads
2. **Full Bench**
   Depth & breadth for growth as well as deployment into acquisitions
3. **Right Organization**
   Aligned for optimal performance & appropriately incentivized
4. **Engaged**
   Motivated, developed, challenged, and supported

Culture & associate development are critical to our corporate value proposition colfax

11

CBS Impacts Multiple Areas Of Our Business... Continuous Improvement Focus Areas Standardized Toolset Policy Deployment Leadership Value Stream Standard Work Mapping Visual / Daily Value Pricing Management Problem 5S Solving Process Accelerated Voice Of The Product Customer Development A standardized toolset applied to talent development, operations, and product 12CBS Impacts Multiple Areas Of Our Business... Continuous Improvement Focus Areas Standardized Toolset Policy Deployment Leadership Value Stream Standard Work Mapping Visual / Daily Value Pricing Management Problem 5S Solving Process Accelerated Voice Of The Product Customer Development A standardized toolset applied to talent development, operations, and product 12

...With Compounding Results Improvement Journey – Concept Improvement Journey – In Practice Filler Metal On Time Delivery (% rate) Policy 92 Deployment 90 +700bps 88 Kaizen 86 Policy 84 Deployment 2014 2019F Major New Product Launches at ESAB Kaizen 14 Daily Management 11 8 Daily Daily 4 Management Management 2 2 Y0 Y1 Y2+ 2014 2015 2016 2017 2018 2019 CBS drives measurable, sustainable growth and operating results 13...With Compounding Results Improvement Journey – Concept Improvement Journey – In Practice Filler Metal On Time Delivery (% rate) Policy 92 Deployment 90 +700bps 88 Kaizen 86 Policy 84 Deployment 2014 2019F Major New Product Launches at ESAB Kaizen 14 Daily Management 11 8 Daily Daily 4 Management Management 2 2 Y0 Y1 Y2+ 2014 2015 2016 2017 2018 2019 CBS drives measurable, sustainable growth and operating results 13

Investing In Winning Strategies & Innovation

Strategy Shaping Process


Execution
CFX role:
Coach & Guide
Provocation
CFX role:
Challenge & Vet
Formulation
CFX role:
Support & Focus

Process Results at ESAB

- **CFX provocation / ESAB aspiration:**
  - Expand and leverage global reach
  - Create step change in N. American position
  - Develop innovative, leading full solution for market
  - Digitalize / diversify the business
- **Results:**
  - Truly global leader with strong local positions
  - Large improvement in ESAB brand & channel position in N. America
  - Continuous innovation engine
  - Automation & DDA solutions

Investing for competitive advantage in partnership with our platforms colfax 14

Disciplined Capital Deployment

Colfax Bolt-on M&A Performance

Acquisition EV / EBITDA[1]



-3.5x
LTM at Acquisition
2nd Full Year

- 12 bolt-on deals successfully closed over last three years
- Disciplined process for strong early traction
- All acquisitions achieving or exceeding plans

Disciplined Process

- Proactive approach rooted in business strategy
- Clear view of value creation thesis, synergy requirements
- Intense focus on commercial diligence pre- and post-offer
- Disciplined assessment; willing to walk away
- Detailed integration plans; regular follow up / review

Organic growth and margin expansion accelerated by acquisitions

(1) Average of Colfax bolt-on acquisitions from 2016 through 2018; 2nd Full Year includes the most recent forecast as applicable

15

Building A Better ESAB 1 2 Core Growth Outperformance FY18 & 19YTD 3.3% ▪ Strong relative performance 2.5% globally ▪ Commercial and operating execution support continued strength 2018 2019YTD ▪ ~340 bps of margin improvement Fab Tech Adjusted EBITA Margin Growth ▪ Demonstrated ability to expand 14.9% margins throughout a range 13.2% 13.2% market conditions 12.6% 11.5% ▪ Path for continued margin expansion 2015 2016 2017 2018 2019YTD Growing top-line and operating performance, driven by CBS and innovation 16 (1) Defined as ESAB growth above market; growth rates weighted by size of market, ex-China (2) Through 19Q3 Note: Refer to Appendix for non-GAAP reconciliation and footnotes.Building A Better ESAB 1 2 Core Growth Outperformance FY18 & 19YTD 3.3% ▪ Strong relative performance 2.5% globally ▪ Commercial and operating execution support continued strength 2018 2019YTD ▪ ~340 bps of margin improvement Fab Tech Adjusted EBITA Margin Growth ▪ Demonstrated ability to expand 14.9% margins throughout a range 13.2% 13.2% market conditions 12.6% 11.5% ▪ Path for continued margin expansion 2015 2016 2017 2018 2019YTD Growing top-line and operating performance, driven by CBS and innovation 16 (1) Defined as ESAB growth above market; growth rates weighted by size of market, ex-China (2) Through 19Q3 Note: Refer to Appendix for non-GAAP reconciliation and footnotes.

Successful DJO Integration

- Positive customer response to improved delivery and new product launches
- Early CBS results encouraging:
  - Past dues down > 70%
  - Fill rate up from mid-70s to 90%
- Focus areas:
  - Prevention and Rehabilitation supply chain improvement
  - Procurement and value engineering
  - Reimbursement process – growth acceleration and cash cycle
  - Product innovation processes



Med Tech Quarterly YoY Core Growth, FY19
1.5%
3.5%
4.5%
5.5%+
1Q19
2Q19
3Q19
4Q19F

Successful 2019 integration builds momentum for 2020

colfax 17

Strong Momentum In Our Businesses… Strong Performance Strong Potential ▪ Winning with CBS, plenty of ▪ Beginning with CBS, focusing improvement headroom left on operational transformation ▪ Accelerating the pace of ▪ Re-invigorating vitality in innovation and growth Prevention & Rehabilitation ▪ Capitalizing on automation ▪ Growing Reconstructive and digital solutions aggressively with winning commercial model and ▪ Executing acquisitions that innovation accelerate strategy ▪ Expanding platform through M&A and connected medicine 18Strong Momentum In Our Businesses… Strong Performance Strong Potential ▪ Winning with CBS, plenty of ▪ Beginning with CBS, focusing improvement headroom left on operational transformation ▪ Accelerating the pace of ▪ Re-invigorating vitality in innovation and growth Prevention & Rehabilitation ▪ Capitalizing on automation ▪ Growing Reconstructive and digital solutions aggressively with winning commercial model and ▪ Executing acquisitions that innovation accelerate strategy ▪ Expanding platform through M&A and connected medicine 18

…And An Exciting Future For Colfax Build a $3 billion Med Tech platform with MSD+ growth capability 1 Continue to outperform industry growth in Fab Tech 2 Pursue continuous improvement in operating margin across portfolio 3 Realize strong cash conversion to support proactive investment in 4 acquisitions Diversify & strengthen portfolio through innovation & bolt-on 5 acquisitions 19…And An Exciting Future For Colfax Build a $3 billion Med Tech platform with MSD+ growth capability 1 Continue to outperform industry growth in Fab Tech 2 Pursue continuous improvement in operating margin across portfolio 3 Realize strong cash conversion to support proactive investment in 4 acquisitions Diversify & strengthen portfolio through innovation & bolt-on 5 acquisitions 19

ESAB Overview, Strategy and Progress Shyam Kambeyanda | EVP & CEO, ESAB 20ESAB Overview, Strategy and Progress Shyam Kambeyanda | EVP & CEO, ESAB 20

2222

2323

2424

2525

2626

2727

2828

2929

3030

3131

3232

3333

DJO Overview, Strategy and Progress Brady Shirley | EVP & CEO, DJO 35DJO Overview, Strategy and Progress Brady Shirley | EVP & CEO, DJO 35

WE BELIEVE IN POWERING MOTION: We exist to get and keep people movingWE BELIEVE IN POWERING MOTION: We exist to get and keep people moving

DJO: POWERING MOTION! th • 7 largest in attractive $50B Orthopedic market • Global leader in Bracing, returned to growth • Fast-growing surgical implants business, leader in reverse shoulder in US • Integration on track, starting CBS journey • Strong opportunities for margin improvement and innovation-driven growth • Many strategic acquisition vectors Copyright © 2019 by DJO, LLC – CONFIDENTIAL 37DJO: POWERING MOTION! th • 7 largest in attractive $50B Orthopedic market • Global leader in Bracing, returned to growth • Fast-growing surgical implants business, leader in reverse shoulder in US • Integration on track, starting CBS journey • Strong opportunities for margin improvement and innovation-driven growth • Many strategic acquisition vectors Copyright © 2019 by DJO, LLC – CONFIDENTIAL 37

DJO A LEADER IN THE ATTRACTIVE, GROWING $50 BILLION ORTHOPEDIC CARE MARKET ORTHOPEDIC MARKET, ~$50 Billion TOP ORTHO PLAYERS ($ Billions) 9.0 DePuy Synthes Zimmer Biomet 7.1 Joint Reconstruction 36% Stryker 6.3 3.2 Smith & Nephew Spine 18% 2.9 Medronic 2.0 Arthrex Trauma 14% 1.2 Sports Medicine 11% NuVasive 1.0 Orthobiologics 10% Aesculap 0.7 Other 0.7 Wright Medical 11% Segments DJO participates in Copyright © 2019 by DJO, LLC – CONFIDENTIAL 38DJO A LEADER IN THE ATTRACTIVE, GROWING $50 BILLION ORTHOPEDIC CARE MARKET ORTHOPEDIC MARKET, ~$50 Billion TOP ORTHO PLAYERS ($ Billions) 9.0 DePuy Synthes Zimmer Biomet 7.1 Joint Reconstruction 36% Stryker 6.3 3.2 Smith & Nephew Spine 18% 2.9 Medronic 2.0 Arthrex Trauma 14% 1.2 Sports Medicine 11% NuVasive 1.0 Orthobiologics 10% Aesculap 0.7 Other 0.7 Wright Medical 11% Segments DJO participates in Copyright © 2019 by DJO, LLC – CONFIDENTIAL 38

ORTHOPEDIC GROWTH DRIVEN BY AN AGING POPULATION AND SUSTAINABLE SECULAR TRENDS

MARKET MEGATRENDS & GROWTH

POPULATION

- **65+ population from 600M to 1.0B in 2030**
- 30% of global population is obese or overweight
- Increasing incidence of lifestyle diseases

HEALTH CARE

- Outcome vs. fee-driven reimbursement
- Total Joint reconstruction **shift to outpatient/ASC**
- **Opioid crisis** driving pain mgt. alternatives
- Connected Medicine

VOLUME GROWTH[1]


4-5% volume, 3-4% total market CAGR
5.3
5.5
5.8
6.2
6.5
6.9
7.3
7.8
8.4
8.8
9.2
9.7
10.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E

[1] Assumes orthopedic patient volume roughly tracks orthopedic surgery volume
Source: U.S. Census Bureau, Global Data on Orthopedic Procedures, AAP, Expert Interviews, BCG analysis

DJO
Copyright © 2019 by DJO, LLC – CONFIDENTIAL
39

DJO BUSINESS UNITS UNIQUELY ADVANTAGED IN $22 BILLION SERVED MARKET PREVENTION & REHABILITATION Bracing & Supports #1 Globally Bracing & ($3bn global market) Supports Rehabilitation Equipment #1 Globally ($1bn global market) #1 in US Footcare ($0.2bn US market) Rehab Footcare RECONSTRUCTIVE Surgical Surgical Implants #1 in US Reverse Shoulder ($17bn global market) BGS Bone Growth Stimulation #2 in US Bar chart represents split of 2018 revenue of $1.2bn ($0.5bn US market) 1 Continuous Passive Motion Copyright © 2019 by DJO, LLC – CONFIDENTIAL 40DJO BUSINESS UNITS UNIQUELY ADVANTAGED IN $22 BILLION SERVED MARKET PREVENTION & REHABILITATION Bracing & Supports #1 Globally Bracing & ($3bn global market) Supports Rehabilitation Equipment #1 Globally ($1bn global market) #1 in US Footcare ($0.2bn US market) Rehab Footcare RECONSTRUCTIVE Surgical Surgical Implants #1 in US Reverse Shoulder ($17bn global market) BGS Bone Growth Stimulation #2 in US Bar chart represents split of 2018 revenue of $1.2bn ($0.5bn US market) 1 Continuous Passive Motion Copyright © 2019 by DJO, LLC – CONFIDENTIAL 40

DJO UNIQUELY POSITIONED ALONG FULL ORTHOPEDIC CONTINUUM OF CARE

Prevention --------------------- **Repair** --------------------- **Recovery**

PERFORMANCE
- Athletic braces
- Muscle stimulation

PREVENTION
- Pre-op braces
- Slings
- Protective solutions
- Orthotic shoes

SURGICAL
- Shoulders
- Knees
- Hips
- Bone growth stimulators

RECOVERY
- Post-op braces
- Bone growth stimulators
- DVT
- Cold therapy

REHAB
- Traction devices
- Electrotherapy
- Heat/cold therapy

MOTIONMD®

Purpose-built SaaS platform

MotioniQ™

Connected medicine

DJO®
Copyright © 2019 by DJO, LLC – CONFIDENTIAL
41

BUILDING ON #1 POSITION IN BRACING BUILDING ON #1 POSITION IN BRACING

#1 IN BRACING & SUPPORT

~$3B GLOBAL MARKET


DJO
Breg
Ossur
Bauerfeind
Bort
Aspen
Thuasne
DeRoyal
Other

PRODUCT CATEGORIES


Patient Care
Knee
Cold Therapy
Spine
Vascular
Lower Extremity
Upper Extremity

DONJOY
Iconic brand is #1 in performance and clinic channels

AIRCAST
Synonymous with walking boots, leader in foot/ankle

PROCARE
#1 in hospitals and acute care settings

- **Strong #1** in the three largest segments
- DJO stock & bill at **almost 40%** of US orthopedic clinics

Returned to growth in 2019 with path to market+ growth by 2021

1. Significantly improving operational execution and service levels
2. Revitalizing product vitality
3. Leveraging MotionMD and Connected Medicine

DJO Copyright © 2019 by DJO, LLC – CONFIDENTIAL
43

INNOVATION DRIVES GROWTH IN BRACING US BRACING SALES GROWTH • Brand reputation still very strong vs VITALITY INDEX • Returned to growth in 2019 Organic Growth Vitality Index • Improving innovation process with CBS 8% • Executing pipeline for sustained double 6% Double digit vitality digit vitality 4% – Refresh core products Single digit 2% vitality – Fill product gaps with market leading 0% performance – Lead the future of connected medicine -2% 2013 '14 '15 '16 '17 '18 '19F '20F Growth Vitality Copyright © 2019 by DJO, LLC – CONFIDENTIAL 44INNOVATION DRIVES GROWTH IN BRACING US BRACING SALES GROWTH • Brand reputation still very strong vs VITALITY INDEX • Returned to growth in 2019 Organic Growth Vitality Index • Improving innovation process with CBS 8% • Executing pipeline for sustained double 6% Double digit vitality digit vitality 4% – Refresh core products Single digit 2% vitality – Fill product gaps with market leading 0% performance – Lead the future of connected medicine -2% 2013 '14 '15 '16 '17 '18 '19F '20F Growth Vitality Copyright © 2019 by DJO, LLC – CONFIDENTIAL 44

RECENT PRODUCT LAUNCHES WITH CATEGORY LEADING TECHNOLOGY

REFRESHING CORE PRODUCT LINES



ICEMAN CLASSIC 3

- Lowers cost by 25%
- Innovative dual motor system for improved reliability
- Industry standard continuous flow to maintain constant temperature

FILLING PRODUCT GAPS



ProCare XTEND 173

- Improves position in higher growth spine segment
- Motion controlled flexion, extension and rotation
- Reduces Occipital Pressure Ulcers

DJO Copyright © 2019 by DJO, LLC – CONFIDENTIAL
45

LEADING CONNECTED MEDICINE IN BRACING CONNECTED MEDICINE • Expansion of post operative outpatient rehab through digital protocol delivery and monitoring • Improved outcomes through real time compliance tracking • Early discovery of critical factors to mitigate return to inpatient setting • Data collection capability to drive therapy improvements • Improved patient engagement via guided therapy and milestone targets 46LEADING CONNECTED MEDICINE IN BRACING CONNECTED MEDICINE • Expansion of post operative outpatient rehab through digital protocol delivery and monitoring • Improved outcomes through real time compliance tracking • Early discovery of critical factors to mitigate return to inpatient setting • Data collection capability to drive therapy improvements • Improved patient engagement via guided therapy and milestone targets 46

DJO BUILDING ON LEADERSHIP POSITION IN WORKFLOW MANAGEMENT AND AUTOMATION

NEARLY 2/3RD OF 6750 CLINICS UTILIZE STOCK & BILL PROGRAMS

Orthopedic Clinics Workflow



Non-Stock & Bill
36%
64%
Stock & Bill

- Orthopedic clinics have significant stocking, fitting, and billing workflow
- Most clinics use a "stock and bill" solution to outsource workflow to bracing suppliers
- Creates efficiency and supports focus on patients

DJO IS THE WINNING SOLUTION PROVIDER

Of Stock & Bill



Other
45%
55%
DJO

- ~2400 US clinics use DJO workflow solutions - OfficeCare® and MotionMD®
- Increases stickiness and share of wallet for DJO

DJO

Copyright © 2019 by DJO, LLC – CONFIDENTIAL

47

MotionMD® – A PURPOSE BUILT SaaS PLATFORM TO STREAMLINE ORTHOPEDIC CLINIC WORKFLOW

MOTIONMD®



HITRUST

Workflow Apps	Surgeon/Patient Apps
OfficeCARE™	MotionIQ™
VeriPro™	OaraScore™
eCare™	JointRegistry

MOTIONMD® OFFICECARE BENEFIT

- Higher reimbursement rate, faster collections
- >40% reduction in inventory volume
- >30% improvement in time to place brace on patient
- Streamlines workflow and integrates to practice management systems

BREAKTHROUGH APPLICATION

- VeriPro® benefits verification
- OaraScore® implant outpatient selection tool
- eCare® Hospital based DME management
- MotionIQ® Patient remote monitoring & engagement
- JointRegistry Patient outcome tracking

DJO
Copyright © 2019 by DJO, LLC – CONFIDENTIAL
48

DRIVING GROWTH AT DJO SURGICALDRIVING GROWTH AT DJO SURGICAL

DRIVING DOUBLE DIGIT GROWTH IN SURGICAL

~$17B GLOBAL MARKET


Other
Shoulder
Knee
Hip

DJO BY GEOGRAPHY


ROW
US

- Pioneer and **leader** in Reverse Shoulder
- **Rapid growth** in $16B Knee / Hip segment
- Industry leading KOL (Key Opinion Leader) teams

Sustaining double-digit organic growth:

1. Build on demonstrated outcome performance of Altivate® Reverse Shoulder and Empowr® Knee
2. Continue bag expansion to fill out product offering
3. Expand Shoulder franchise to "surround the doc"
4. Capitalize on ASC transition
5. Expand to key global markets

DJO
Copyright © 2019 by DJO, LLC – CONFIDENTIAL

ASC = Ambulatory Surgery Center

50

US ORTHOPEDIC IMPLANT MARKET OVERVIEW MARKET CAGR DJO 2018 & 2019 ~1.6 MILLION JOINT REPLACEMENT TO 2022 GROWTH PROCEDURES (2018) (’000) (billions) Shoulder $1.1 6% Mid-teens 139 (8% Reverse Shoulder) 883 Knee $4.6 2% Double digit 562 $3.2 2% Double digit Hip ® Source: SmartTRAK Copyright © 2019 by DJO, LLC – CONFIDENTIAL 51US ORTHOPEDIC IMPLANT MARKET OVERVIEW MARKET CAGR DJO 2018 & 2019 ~1.6 MILLION JOINT REPLACEMENT TO 2022 GROWTH PROCEDURES (2018) (’000) (billions) Shoulder $1.1 6% Mid-teens 139 (8% Reverse Shoulder) 883 Knee $4.6 2% Double digit 562 $3.2 2% Double digit Hip ® Source: SmartTRAK Copyright © 2019 by DJO, LLC – CONFIDENTIAL 51

BETTER DEMONSTRATED OUTCOMES LEAD TO SURGEON PREFERENCE ® ® ALTIVATE REVERSE SHOULDER Design recognized by top Key Opinion Leaders, including lead designer of another major player: “Glenoid lateralization and inferiorization, as well as a 135o shaft angle, promoted initially by Mark Frankle, are the best options to improve impingement free range of motion, to limit notching, and are not harmful for long-term longevity.” - Professor Gilles Walch, M.D ® EMPOWR KNEE SYSTEM • Dual pivot design results in 50% lower patient dissatisfaction • Modern implant and instrument designs with 10+ years of clinical data • Double digit organic growth for 4 consecutive years Copyright © 2019 by DJO, LLC – CONFIDENTIAL 52BETTER DEMONSTRATED OUTCOMES LEAD TO SURGEON PREFERENCE ® ® ALTIVATE REVERSE SHOULDER Design recognized by top Key Opinion Leaders, including lead designer of another major player: “Glenoid lateralization and inferiorization, as well as a 135o shaft angle, promoted initially by Mark Frankle, are the best options to improve impingement free range of motion, to limit notching, and are not harmful for long-term longevity.” - Professor Gilles Walch, M.D ® EMPOWR KNEE SYSTEM • Dual pivot design results in 50% lower patient dissatisfaction • Modern implant and instrument designs with 10+ years of clinical data • Double digit organic growth for 4 consecutive years Copyright © 2019 by DJO, LLC – CONFIDENTIAL 52

DEEPEN AND EXPAND MARKET COVERAGE IN CORE SEGMENTS

COMPLETENESS OF PRODUCT PORTFOLIO


100%
0%
2017
Today
2023
Shoulder
Knee
Hip

Current Portfolio Breadth

- Shoulder 79%
- Knee 62%
- Hip 60%

2020-2023

- Expands "same surgeon" sales from ~65% to 90%+ of procedure coverage
- Improving asset efficiency (instruments)
- Accelerating return on new product development

DJO
Copyright © 2019 by DJO, LLC – CONFIDENTIAL
53

SHIFT TO OUTPATIENT TOTAL JOINT REPLACEMENT PROVIDES SIGNIFICANT GROWTH OPPORTUNITY PROJECTED TJR VOLUME IN Drivers: 1 OUTPATIENT SETTING • Medicare/Medicaid rule change 1/1/2020 • Bundled “Episode of Care” 60% • Physician ownership 51% 50% DJO Opportunity: 40% 30% • Empowr® Knee patient profile 19% 20% 15% • Sports medicine physicians capturing TKA (Total Knee Arthroplasty) 10% • Lack of “installed base” for larger players 0% 2016 2018 2020 2022 2024 2026 • DJO continuum of care coverage – OARA 1. CMS, 2018; company estimates ASC = Ambulatory Surgery Center. TJR = Total Joint Replacement. 2. Management estimates – OA Bracing – X4 Connected Medicine Copyright © 2019 by DJO, LLC – CONFIDENTIAL 54SHIFT TO OUTPATIENT TOTAL JOINT REPLACEMENT PROVIDES SIGNIFICANT GROWTH OPPORTUNITY PROJECTED TJR VOLUME IN Drivers: 1 OUTPATIENT SETTING • Medicare/Medicaid rule change 1/1/2020 • Bundled “Episode of Care” 60% • Physician ownership 51% 50% DJO Opportunity: 40% 30% • Empowr® Knee patient profile 19% 20% 15% • Sports medicine physicians capturing TKA (Total Knee Arthroplasty) 10% • Lack of “installed base” for larger players 0% 2016 2018 2020 2022 2024 2026 • DJO continuum of care coverage – OARA 1. CMS, 2018; company estimates ASC = Ambulatory Surgery Center. TJR = Total Joint Replacement. 2. Management estimates – OA Bracing – X4 Connected Medicine Copyright © 2019 by DJO, LLC – CONFIDENTIAL 54

DJO AND COLFAX CREATING VALUEDJO AND COLFAX CREATING VALUE

COLFAX BUSINESS SYSTEM INTEGRATION Strengthening DJO • Efficiency and margin expansion through proven business management system (CBS) • Early focus tied to strategic needs LEADERSHIP – Distribution and supply chain – Business unit level operating and strategic processes – New product development process LEAN GROWTH – Revenue Cycle Management (Billing) • DJO driving with Colfax support and training • Early results → stabilized Prevention & Rehab supply chain Copyright © 2019 by DJO, LLC – CONFIDENTIAL 56COLFAX BUSINESS SYSTEM INTEGRATION Strengthening DJO • Efficiency and margin expansion through proven business management system (CBS) • Early focus tied to strategic needs LEADERSHIP – Distribution and supply chain – Business unit level operating and strategic processes – New product development process LEAN GROWTH – Revenue Cycle Management (Billing) • DJO driving with Colfax support and training • Early results → stabilized Prevention & Rehab supply chain Copyright © 2019 by DJO, LLC – CONFIDENTIAL 56

DJO EMBRACING “THE BEST TEAM WINS” • Retention stable, team excited about Colfax future • Great Place to Work survey revealed: – Strong alignment to mission – Positive view of Colfax future – Opportunity around individual development • DJO “Leading for Growth” kickoff in 2019 • Colfax talent processes, tools, and programs will accelerate in 2020 Copyright © 2019 by DJO, LLC – CONFIDENTIAL 57DJO EMBRACING “THE BEST TEAM WINS” • Retention stable, team excited about Colfax future • Great Place to Work survey revealed: – Strong alignment to mission – Positive view of Colfax future – Opportunity around individual development • DJO “Leading for Growth” kickoff in 2019 • Colfax talent processes, tools, and programs will accelerate in 2020 Copyright © 2019 by DJO, LLC – CONFIDENTIAL 57

INVESTING IN GROWTH

ORGANIC GROWTH


1.5%
3.5%
4.5%
5.5%+
3.5 to 4.5%
1Q19
2Q19
3Q19
4Q19
2020F
2021F

Growth drivers:

- Sustaining customer experience in P&R
- Significant vitality improvement in bracing through strategic NPI
- Continuing strong growth in Surgical through bag expansion and ASC transition leadership
- Leading the future of orthopedic connected medicine
- Expanding geographic presence

Copyright © 2019 by DJO, LLC – CONFIDENTIAL
58

BROAD RANGE OF OPPORTUNITIES TO ACCELERATE BY ACQUISITION EXPAND Redefine boundaries Patient Continuum of Care Build around EXTEND the surgeon Build out from core Geographic expansion Build around Technology the provider add-ons Channel / customer Digital solutions share of wallet Fill gaps Channel position / consolidation EXCEL Win in the core Copyright © 2019 by DJO, LLC – CONFIDENTIAL 59BROAD RANGE OF OPPORTUNITIES TO ACCELERATE BY ACQUISITION EXPAND Redefine boundaries Patient Continuum of Care Build around EXTEND the surgeon Build out from core Geographic expansion Build around Technology the provider add-ons Channel / customer Digital solutions share of wallet Fill gaps Channel position / consolidation EXCEL Win in the core Copyright © 2019 by DJO, LLC – CONFIDENTIAL 59

DJO VALUE CREATION STRATEGY Improve EBITDA Ramp to margins >50 bps per 4-5%+ annual growth year Increase unlevered FCF to Achieve Colfax 10% $200+ million p.a. by year 3 ROIC target by year 5 Copyright © 2019 by DJO, LLC – CONFIDENTIAL 60DJO VALUE CREATION STRATEGY Improve EBITDA Ramp to margins >50 bps per 4-5%+ annual growth year Increase unlevered FCF to Achieve Colfax 10% $200+ million p.a. by year 3 ROIC target by year 5 Copyright © 2019 by DJO, LLC – CONFIDENTIAL 60

Colfax Financial Update Chris Hix | EVP & CFO 61Colfax Financial Update Chris Hix | EVP & CFO 61

What You’ve Heard Today ▪ Colfax strategy proven over time; DJO integration a solid first step & ESAB now delivering top-tier performance ▪ Portfolio transformation complete; exiting 2019 with a better business & stronger growth options ▪ Exciting opportunities for next year & beyond; CBS accelerating Fab Tech innovation and margin expansion; aggressive build-out of Med Tech platform 62What You’ve Heard Today ▪ Colfax strategy proven over time; DJO integration a solid first step & ESAB now delivering top-tier performance ▪ Portfolio transformation complete; exiting 2019 with a better business & stronger growth options ▪ Exciting opportunities for next year & beyond; CBS accelerating Fab Tech innovation and margin expansion; aggressive build-out of Med Tech platform 62

Levers For Long-Term Value Creation ▪ Med Tech core growth improving to 4-5% over next Sales 2 years ▪ Fab Tech returns to volume growth in 2H 2020, continues to outperform market over course of business cycle ▪ New portfolio with higher margins Margins ▪ Long-term average of 50 bps per year margin improvement supported by growth, cost management, portfolio tilt to higher-margin product lines ▪ FCF conversion of 90% or more Cash Flow ▪ Significant capacity for acquisitions Multiple paths to create sustainable, long-term shareholder value 63Levers For Long-Term Value Creation ▪ Med Tech core growth improving to 4-5% over next Sales 2 years ▪ Fab Tech returns to volume growth in 2H 2020, continues to outperform market over course of business cycle ▪ New portfolio with higher margins Margins ▪ Long-term average of 50 bps per year margin improvement supported by growth, cost management, portfolio tilt to higher-margin product lines ▪ FCF conversion of 90% or more Cash Flow ▪ Significant capacity for acquisitions Multiple paths to create sustainable, long-term shareholder value 63

Improved Cash Flow Capability

2020 free cash flow

- > $250mm
- 90%+ conversion

- Higher / more consistent cash flow
- Growing profits
- Lower structural friction from working capital, pensions, restructuring
- Significant US NOLs from DJO acquisition

$mm



Working Capital
2017
2018
2019e
2020e
20
0
-20
-40



Pension Funding
2017
2018
2019e
2020e
0
-20
-40



Restructuring Funding
2017
2018
2019e
2020e
0
-50
-100

Greater and more consistent cash generation

Note: (1) Free cash flow = Cash from operating activities – Capital expenditures (2) Working capital chart excludes $40mm one-time investments into DJO in 2019 (3) Conversion = Free cash flow / Adjusted net income colfax

64

Demonstrated Track Record of Deleveraging



Gross Leverage
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Q1'12
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q4'17
Q4'18
Q1'19
Q4'19e
Target

- Amended credit agreement supports near-term flexibility, deleveraging plan
- Improved portfolio cash flow capability provides dual path of deleveraging and investment
- Expect to have >$1B acquisition capacity over next few years

Ample capacity for acquisitions; balanced approach to capital allocation

Note: (1) Calculated as (Cash flow from operating activities – Capital expenditures) / Adjusted net income colfax 65

2020 Outlook ▪ DJO organic sales growth $2.10- 3.5-4.5% 2.20 ~$0.22-0.27 $1.95- 2.00 ▪ ESAB core sales growth 0- 2%, positive in 2H; ~1.5% ~$(0.07) FX headwind ▪ CFX quarterly sales seasonality profile: approximately 24%, 25- 26%, 24-25%, 26% ▪ Adj. EBITA margins: 14.25- 14.75% Expect core earnings growth of 10% or more in 2020 662020 Outlook ▪ DJO organic sales growth $2.10- 3.5-4.5% 2.20 ~$0.22-0.27 $1.95- 2.00 ▪ ESAB core sales growth 0- 2%, positive in 2H; ~1.5% ~$(0.07) FX headwind ▪ CFX quarterly sales seasonality profile: approximately 24%, 25- 26%, 24-25%, 26% ▪ Adj. EBITA margins: 14.25- 14.75% Expect core earnings growth of 10% or more in 2020 66

An Exciting Future For Colfax Build a $3 billion Med Tech platform with MSD+ growth capability 1 Continue to outperform industry growth in Fab Tech 2 Pursue continuous improvement in operating margin across portfolio 3 Realize strong cash conversion to support proactive investment in 4 acquisitions Diversify & strengthen portfolio through innovation & bolt-on 5 acquisitions 67An Exciting Future For Colfax Build a $3 billion Med Tech platform with MSD+ growth capability 1 Continue to outperform industry growth in Fab Tech 2 Pursue continuous improvement in operating margin across portfolio 3 Realize strong cash conversion to support proactive investment in 4 acquisitions Diversify & strengthen portfolio through innovation & bolt-on 5 acquisitions 67

Appendix 68Appendix 68

Non-GAAP Reconciliation __________ (1) Includes amortization of acquired intangibles and fair value charges on acquired inventory. Note: Dollars in millions. 69Non-GAAP Reconciliation __________ (1) Includes amortization of acquired intangibles and fair value charges on acquired inventory. Note: Dollars in millions. 69